                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           _________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):SEPTEMBER 16, 1996


                       HOME IMPROVEMENT LOAN TRUST 1996-A
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



          MINNESOTA                    33-55853              41-6409978
- --------------------------------------------------------------------------------
(State or other jurisdiction         (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
- --------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                          ---------------


                                NOT APPLICABLE
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     ITEM 5.   OTHER EVENTS.
               ------------

               Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Trust (N.A.) (the "Trustee"), on September 16, 1996 the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section
               6.05 of the Pooling and Servicing Agreement attached hereto as
               Exhibit 99.1.

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
               ---------------------------------

               (c)  Exhibits.

                    The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                    Exhibit No.        Description
                    -----------        -----------

                       99.1            Monthly Report delivered to
                                       Certificateholders on
                                       September 16, 1996.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 1996


                             HOME IMPROVEMENT LOAN
                             TRUST 1996-A

                             By  GREEN TREE FINANCIAL CORPORATION
                                 as Servicer with respect to the Trust


                             By: /s/Phyllis A. Knight
                                ----------------------------------
                                Phyllis A. Knight
                                Vice President and Treasurer

                               INDEX TO EXHIBITS



       EXHIBIT
       NUMBER                                                          PAGE
       ------                                                          ----

        99.1      Monthly Report delivered to Certificateholders         5
                  on September 16, 1996.